UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 28, 2009 (July 22, 2009)

NEUROGESX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33438	94-3307935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2215 Bridgepointe Parkway, Suite 200, San Mateo, California 94404

(Address of principal executive offices, including zip code)

650-358-3300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The disclosures set forth in Item 5.02 below with respect to amendments to the NeurogesX, Inc. (the “Company”) 2007 Stock Plan (the “Stock Plan”) are hereby incorporated by reference into this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following actions, requiring disclosure under this item, were taken on July 22, 2009:

At the recommendation of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company, the Board approved an amendment to the Company’s 2009 Employee Bonus Plan (the “Bonus Plan”) to increase the target bonus for the Chief Executive Officer of the Company from 32.5% to 50% of his annual base salary. The Bonus Plan covers all Company employees subject to certain eligibility requirements, including the Company’s named executive officers (as defined in rule 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission). Except for the changes noted herein no other amendments were made to the Bonus Plan.

At the recommendation of the Committee, the Board approved an increase to the annual base salary of the Chief Executive Officer from $333,600 to $366,960 (a 10% increase), effective as of the date of such approval.

At the recommendation of the Committee, the Board approved an amendment to the Company’s Stock Plan to:

•	increase the initial option grant for new non-employee directors from 13,333 to 20,000 shares of common stock of the Company;

•

increase the annual option grants for non-employee directors, other than the Chairman of the Board as described below, from 5,000 to 10,000 shares of common stock of the Company (the “Annual Grants”); and

•

provide for, in lieu of the Annual Grant, an annual option grant of 15,000 shares of common stock of the Company for the Chairman of the Board, with the remaining terms of such grant, including vesting, being otherwise substantially the same as the Annual Grant terms.

The Stock Plan covers all of the Company’s employees and directors subject to certain eligibility requirements. Except for the changes noted, no other amendments were made to the Stock Plan.

The Board also approved changes to certain quarterly retainers and meeting fees paid to members of the Committee and the Company’s Audit Committee (the “Audit Committee”), as follows:

•	an increase in the quarterly retainer of the Chairman of the Committee from $1,250 to $2,187.50, and the provision of a new quarterly retainer for other members of the Committee of $1,250;

•	the provision of a new quarterly retainer of $2,187.50 for each member of the Audit Committee (with the quarterly retainer of the Chairman of such committee remaining unchanged at $2,500); and

•	an increase of the per meeting fee for in-person attendance for the Chairman of the Audit Committee from $1,000 to $1,500.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGESX, INC.

By:	/s/ Stephen F. Ghiglieri
Stephen F. Ghiglieri
Chief Financial Officer

Date: July 28, 2009

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